UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001236424

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001236416

Nissan Motor Acceptance Corporation

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-210906-01	51-6538952

(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1127

                                         Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2017, Nissan Wholesale Receivables Corporation II (“NWRC II”), Nissan Motor Acceptance Corporation (“NMAC”) and Wilmington Trust Company (the “Owner Trustee”) entered into the Second Amendment to Amended and Restated Transfer and Servicing Agreement (the “TSA Amendment”), which amends the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2003, among Nissan Master Owner Trust Receivables, as issuer (the “Issuer”), NWRC II, as transferor, and NMAC, as servicer, to revise the definition of “Seller’s Interest.” The TSA Amendment is attached hereto as Exhibit 10.1.

On October 25, 2017, NWRC II and the Owner Trustee entered into the First Amendment to Amended and Restated Trust Agreement (the “TA Amendment”), which amends the Amended and Restated Trust Agreement, dated as of October 15, 2003, between the Owner Trustee and NWRC II, as transferor, to revise provisions relating to the timing of the termination of the legal existence of Nissan Master Owner Trust Receivables. The TA Amendment is attached hereto as Exhibit 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 10.1	Second Amendment to Amended and Restated Transfer and Servicing Agreement, dated as of October 25, 2017, among NWRC II, NMAC and the Owner Trustee.

Exhibit 10.2	First Amendment to Amended and Restated Trust Agreement, dated as of October 25, 2017, between NWRC II and the Owner Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Riley A. McAndrews

Name:	Riley A. McAndrews
Title:	Assistant Treasurer

Date: October 27, 2017